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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 15, 2002

       Lehman ABS Corporation on behalf of:
         CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-3 TRUST CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-6 TRUST CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-8 TRUST CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-19 TRUST CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-24 TRUST CORPORATE BACKED TRUST CERTIFICATES, W.R. Berkley Capital Trust
           Securities-Backed SERIES 2002-1 TRUST
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      333-100485               13-3447441
(State or Other Jurisdiction         (Commission File         (I.R.S. Employer
     of Incorporation)                    Number)            Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Lehman ABS Corporation is the depositor under the Standard Terms for Trust
Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated January 16, 2001         Series 2001-1 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated January 22, 2001         Series 2001-2 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated January 25, 2001         Series 2001-3 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated January 29, 2001         Series 2001-4 Trust
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

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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated February 2, 2001         Series 2001-5 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated March 1, 2001            Series 2001-6 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated March 2, 2001            Series 2001-7 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated March 8, 2001            Series 2001-8 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated March 14, 2001           Series 2001-9 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated March 22, 2001           Series 2001-10 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated March 28, 2001           Series 2001-11 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated April 3, 2001            Series 2001-12 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated April 10, 2001           Series 2001-14 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated April 30, 2001           Series 2001-15 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2001              Series 2001-16 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated May 2, 2001              Series 2001-17 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated May 8, 2001              Series 2001-18 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated May 11, 2001             Series 2001-19 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated May 22, 2001             Series 2001-20 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001             Series 2001-21 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001             Series 2001-22 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated June 1, 2001             Series 2001-23 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated June 8, 2001             Series 2001-24 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated June 14, 2001            Series 2001-25 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated June 21, 2001            Series 2001-26 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated June 28, 2001            Series 2001-27 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2001            Corning Debenture-Backed Series 2001-28
                                                 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated July 26, 2001            Georgia Pacific Debenture-Backed Series
                                                 2001-29 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated July 27, 2001            Royal Caribbean Debenture-Backed Series
                                                 2001-30 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates, Toys
Series Supplement dated July 31, 2001            "R" Us Debenture-Backed Series 2001-31
                                                 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated August 29, 2001          Liberty Media Debenture-Backed Series
                                                 2001-32 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates, AT&T
Series Supplement dated September 5, 2001        Note-Backed Series 2001-33 Trust
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


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

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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated September 6, 2001        Goodyear Tire & Rubber Note-Backed Series
                                                 2001-34 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated September 21, 2001       Corning Debenture-Backed Series 2001-35
                                                 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates, Ford
Series Supplement dated November 15, 2001        Motor Co. Debenture-Backed Series 2001-36
                                                 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated December 27, 2001        Federal Express Corporation Note-Backed
                                                 Series 2001-37 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates, W.R.
Series Supplement dated January 23, 2002         Berkley Capital Trust Securities-Backed
                                                 Series 2002-1 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated February 21, 2002        Royal & Sun Alliance Bond-Backed Series
                                                 2002-2 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated March 7, 2002            Brunswick Corporation Note-Backed Series
                                                 2002-3 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated March 21, 2002           DaimlerChrysler Debenture-Backed Series
                                                 2002-4 Trust
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Standard Terms for Trust Agreements and          Callable Zero Coupon Trust Certificates,
Series Supplement dated March 25, 2002           Series 2002-TVA-1 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated April 2, 2002            General Electric Capital Series Note-
                                                 Backed Series 2002-5 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated April 16, 2002           Kinder Morgan Debenture-Backed Series
                                                 2002-6 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates, AT&T
Series Supplement dated May 1, 2002              Wireless Services Note-Backed Series
                                                 2002-7 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated May 23, 2002             BellSouth Debenture-Backed Series 2002-8
                                                 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates, News
Series Supplement dated June 3, 2002             America Debenture-Backed Series 2002-9
                                                 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates, AIG
Series Supplement dated June 6, 2002             Debenture-Backed Series 2002-10 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated June 7, 2002             Royal & Sun Alliance Bond-Backed Series
                                                 2002-11 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated June 18, 2002            Motorola Debenture-Backed Series 2002-12
                                                 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated July 10, 2002            Motorola Debenture Backed Series 2002-14
                                                 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates, CIT
Series Supplement dated July 24, 2002            Capital Trust I Securities-Backed Series
                                                 2002-15 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated July 30, 2002            Verizon Global Funding Corp. Note-Backed
                                                 Series 2002-16 Trust
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


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

------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated October 23, 2002         American General Institutional Capital A
                                                 Capital Securities-Backed Series 2002-17
                                                 Trust
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Standard Terms for Trust Agreements and          Corporate Backed Trust Certificates,
Series Supplement dated October 31, 2002         Bristol-Meyers Squibb Debenture-Backed
                                                 Series 2002-18 Trust
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Standard Terms for Trust Agreements and          Repackaged GE Global Insurance Floating
Series Supplement dated November 15, 2002        Rate Trust Certificates Series 2002-1
                                                 Trust
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

Item 5. OTHER EVENTS

On December 15, 2002, distributions were made to the Holders of the Corporate Backed Trust Certificates, Series 2001-3 Trust, the Corporate Backed Trust Certificates, Series 2001-6 Trust, the Corporate Backed Trust Certificates, Series 2001-8 Trust, the Corporate Backed Trust Certificates, Series 2001-19 Trust, the Corporate Backed Trust Certificates, Series 2001-24 Trust and Corporate Backed Trust Certificates, W.R. Berkley Capital Trust Securities-Backed Series 2002-1 Trust. Specific information with respect to the distributions is filed as Exhibits 1 through 6 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibits were filed as part of this report:

      1 Trustee's Distribution Statement to the Series 2001-3 Certificate Holders for the period ending December 15, 2002.

      2 Trustee's Distribution Statement to the Series 2001-6 Certificate Holders for the period ending December 15, 2002.

      3 Trustee's Distribution Statement to the Series 2001-8 Certificate Holders for the period ending December 15, 2002.

      4 Trustee's Distribution Statement to the Series 2001-19 Certificate Holders for the period ending December 15, 2002.

      5 Trustee's Distribution Statement to the Series 2001-24 Certificate Holders for the period ending December 15, 2002.

      6 Trustee's Distribution Statement to the Series 2002-1 Certificate Holders for the period ending December 15, 2002.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 31, 2002

                                        Lehman ABS Corporation


                                        By: /s/ Rene Canezin
                                                ---------------------
                                        Name:   Rene Canezin
                                        Title:  Senior Vice President


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

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

      1 Trustee's Distribution Statement to the Series 2001-3 Certificate Holders for the period ending December 15, 2002.

      2 Trustee's Distribution Statement to the Series 2001-6 Certificate Holders for the period ending December 15, 2002.

      3 Trustee's Distribution Statement to the Series 2001-8 Certificate Holders for the period ending December 15, 2002.

      4 Trustee's Distribution Statement to the Series 2001-19 Certificate Holders for the period ending December 15, 2002.

      5 Trustee's Distribution Statement to the Series 2001-24 Certificate Holders for the period ending December 15, 2002.

      6 Trustee's Distribution Statement to the Series 2002-1 Certificate Holders for the period ending December 15, 2002.


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